Investments in Marketable Debt Securities, Available-for-Sale (Details) - Schedule of amortized cost and fair value of marketable securities, available-for-sale, by contractual maturity $ in Thousands	12 Months Ended
Dec. 31, 2021 USD ($)
Schedule of amortized cost and fair value of marketable securities, available-for-sale, by contractual maturity [Abstract]
Due in one year or less	$ 95
Due in one year or less	95
Due after one year through five years	55
Due after one year through five years	55
Amortized Cost	150
Fair Value	$ 150
Weighted average contractual maturity	9 months 18 days